UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

STRIVE, INC.
(Exact name of Company as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Ct, Suite 1400, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(855) 427-7360
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ASST	The Nasdaq Stock Market LLC
Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share	SATA	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sale of Equity Securities

On January 22, 2026, Strive, Inc. (“Strive” or the “Company”) entered into privately negotiated exchange agreements (the “Exchange Agreements”) with certain holders of the outstanding 4.250% Convertible Senior Notes due 2030 (the “Semler Convertible Notes”) issued by Semler Scientific, Inc., a wholly-owned subsidiary of the Company (“Semler Scientific”), and guaranteed by the Company, pursuant to an indenture, dated as of January 28, 2025, between Semler Scientific and U.S Bank Trust Company, National Association, as trustee (the “Trustee”), as amended by a supplemental indenture, dated January 16, 2026, by and among Semler Scientific, the Company and the Trustee, representing $90 million aggregate principal amount of the Semler Convertible Notes (the “Exchange Notes”), pursuant to which such holders exchanged their Semler Convertible Notes for approximately 930,000 newly issued shares of the Company’s Variable Rate Series A Perpetual Preferred Stock, $0.001 par value per share (the “SATA Stock”) (the “Notes Exchange”).

The Company will not receive any cash proceeds from the Notes Exchange. The Exchange Agreements provide for the Company to deliver the shares of SATA Stock as described above, and the Company will receive and cancel the Exchanged Notes.

The Notes Exchange is being conducted pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure

On January 28, 2026, the Company issued a press release relating to the closing of the Offering (as defined below) and concurrent Notes Exchange and its acquisition of bitcoin as described herein. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

As previously announced on January 22, 2026, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Cantor Fitzgerald & Co., as the joint book-running managers and representatives of the several underwriters (the “Underwriters”), relating to the issuance and sale in an underwritten offering (the “Offering”) registered under the Securities Act, of 1,320,000 shares of SATA Stock, an upsize over the $150 million transaction size previously announced when taken together with the Notes Exchange described herein, at a public offering price of $90 per share. The issuance and sale of the SATA Stock settled on January 27, 2026. The net proceeds from the Offering were approximately $109.2 million, after deducting the underwriting discounts and commissions and the Company’s estimated offering expenses. The Company intends to utilize the net proceeds from the Offering, together with cash on hand and potentially cash from terminating the existing capped call transactions relating to the Semler Convertible Notes (i) to finance the redemption, repurchase, repayment, satisfaction and discharge or other payment of all or a portion of the Semler Convertible Notes and Semler Scientific’s outstanding borrowings under its master loan agreement with Coinbase Credit Inc. (the “Coinbase Loan”), which may include one or more repurchases pursuant to privately negotiated transactions, and the payment of accrued and unpaid interest thereon, with the purpose of returning to a perpetual-preferred only amplification model, (ii) the acquisition of bitcoin and bitcoin-related products and (iii) for working capital and general corporate purposes. To date, the Company has retired (i) an aggregate of $90 million of the outstanding Semler Convertible Notes pursuant to the Notes Exchange and (ii) $20 million in borrowings from the Coinbase Loan.

The Underwriting Agreement contained customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.

The Offering was made pursuant to an effective shelf registration statement on Form S-3ASR (Registration No. 333-290252) on file with the Securities and Exchange Commission (the “SEC”). The Offering was made only by means of a prospectus supplement and an accompanying prospectus.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

On January 28, 2026, the Company also announced it has acquired 333.89 bitcoin at an average price of $89,851 and now holds 13,131.82 bitcoin as of January 28, 2026.

Neither this Current Report on Form 8-K nor the press release filed hereto constitutes an offer to sell or the solicitation of an offer to buy any securities or an offer to purchase, a solicitation of an offer to sell, or a notice of redemption with respect to the Semler Convertible Notes.

The information set forth in the Prospectus Supplement dated January 22, 2026 with respect to the Offering in the Section entitled “Risk Factors” on pages S-22 through S-23 with respect to Risks Related to Our Indebtedness is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the press release attached hereto may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, respectively, with respect to the merger transaction (the “merger transaction”), the strategic benefits and financial benefits of the merger transaction, including the expected impact of the merger transaction on the combined company’s future financial performance, the ability to successfully integrate the combined businesses, the estimated net proceeds of the Offering, the terms of the securities being offered and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgments of Strive, Semler Scientific and/or their respective management teams about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•
the possibility that the anticipated benefits of the merger transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the merger transaction;

•
potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the merger transaction;

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

•
These factors are not necessarily all of the factors that could cause the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the combined company’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained herein and the press release attached hereto speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

Neither this Current Report on Form 8-K nor the press release attached hereto is intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated January 22, 2026, by and between the Company, Barclays Capital Inc. and Cantor Fitzgerald & Co., as the representatives of the several underwriters with respect to the Offering (incorporated herein by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 22, 2026).

5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP.
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1).
99.1	Press Release of Strive, Inc. dated January 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2026	Strive, Inc.

/s/ Matthew Cole
Name: Matthew Cole
Title: Chief Executive Officer